Exhibit 10.20

IMMUNOME, INC.

SERIES A PREFERRED STOCK PURCHASE AGREEMENT

TABLE OF CONTENTS

Page

1.	Purchase and Sale of Preferred Stock		1
	1.1	Authorization of Sale and Issuance of Series A Preferred Stock; Deliveries	1
	1.2	Sale of Shares of Series A Preferred Stock at Initial Closing	1
	1.3	Sale of Shares of Series A Preferred Stock at Additional Closings	2
	1.4	Sale of Shares of Series A Preferred Stock at Milestone Closing	2
	1.5	Defined Terms Used in this Agreement	2
2.	Representations and Warranties of the Company		4
	2.1	Organization, Corporate Power and Qualification	4
	2.2	Capitalization	4
	2.3	Subsidiaries	6
	2.4	Authorization	6
	2.5	Valid Issuance of Shares	6
	2.6	Governmental Consents and Filings	7
	2.7	Litigation	7
	2.8	Intellectual Property	7
	2.9	Compliance with Other Instruments	8
	2.10	Agreements; Actions	8
	2.11	Certain Transactions	9
	2.12	Rights of Registration and Voting Rights	9
	2.13	Property	10
	2.14	Financial Statements	10
	2.15	Changes	10
	2.16	Employee Matters	11
	2.17	Tax Returns and Payments	12
	2.18	Insurance	13
	2.19	Employee Agreements	13
	2.20	Permits	13
	2.21	Corporate Documents	13
	2.22	Environmental and Safety Laws	13
	2.23	Disclosure	14
	2.24	Qualified Small Business Stock	14
3.	Representations and Warranties of the Purchasers		14
	3.1	Authorization	14
	3.2	Purchase Entirely for Own Account	14
	3.3	Disclosure of Information	15
	3.4	Restricted Securities	15
	3.5	No Public Market	15
	3.6	Legends	15
	3.7	Accredited Investor	15
	3.8	Investment Risk	16
	3.9	Foreign Investors	16
	3.10	No General Solicitation	16

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	3.11	Exculpation Among Purchasers	16
	3.12	Residence	16
	3.13	Acknowledgement of BAP Investment	16
4.	Conditions to the Purchasers’ Obligations at Initial Closing		17
	4.1	Representations and Warranties	17
	4.2	Performance	17
	4.3	Compliance Certificate	17
	4.4	Qualifications	17
	4.5	Opinion of Company Counsel	17
	4.6	Board of Directors	17
	4.7	Indemnification Agreements	17
	4.8	Investor Rights Agreement	17
	4.9	Right of First Refusal and Co-Sale Agreement	17
	4.10	Voting Agreement	17
	4.11	Certificate	18
	4.12	Secretary’s Certificate	18
	4.13	Proceedings and Documents	18
	4.14	Preemptive Rights	18
	4.15	Conversion	18
5.	Conditions of the Company’s Obligations at Closing		18
	5.1	Representations and Warranties	18
	5.2	Performance	18
	5.3	Qualifications	18
	5.4	Investor Rights Agreement	18
	5.5	Right of First Refusal and Co-Sale Agreement	18
	5.6	Voting Agreement	19
6.	Miscellaneous		19
	6.1	Survival of Warranties	19
	6.2	Successors and Assigns	19
	6.3	Governing Law	19
	6.4	Counterparts	19
	6.5	Conversion to Delaware Corporation	19
	6.6	Titles and Subtitles	19
	6.7	Notices	19
	6.8	No Finder’s Fees	20
	6.9	Attorneys’ Fees	20
	6.10	Amendments and Waivers	20
	6.11	Severability	20
	6.12	Delays or Omissions	20
	6.13	Entire Agreement	20
	6.14	WAIVER OF JURY TRIAL	21
	6.15	Arbitration	21
	6.16	No Commitment for Additional Financing	21

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Exhibit A -	FORM OF SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION

Exhibit B -	DISCLOSURE SCHEDULE

Exhibit C -	FORM OF INDEMNIFICATION AGREEMENT

Exhibit D -	FORM OF INVESTOR RIGHTS AGREEMENT

Exhibit E -	FORM OF RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit F -	FORM OF VOTING AGREEMENT

Exhibit G -	FORM OF LEGAL OPINION OF DUANE MORRIS LLP

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SERIES A PREFERRED STOCK PURCHASE AGREEMENT

THIS SERIES A PREFERRED STOCK PURCHASE AGREEMENT (this “Agreement”), is made as of the 18th day of November, 2015 by and among Immunome, Inc., a Pennsylvania corporation (the “Company”), the investors signing counterpart signature pages hereto (each a “Purchaser” and together the “Purchasers”).

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.             Purchase and Sale of Preferred Stock.

1.1              Authorization of Sale and Issuance of Series A Preferred Stock; Deliveries.

(a)               The Company shall adopt and file with the Secretary of State of the State of Pennsylvania on or before the date of the Initial Closing (as defined below) the Second Amended and Restated Articles of Incorporation of the Company in the form of Exhibit A attached to this Agreement (the “Certificate”).

(b)               Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the applicable Closing (as defined below) and the Company agrees to sell and issue to each Purchaser at that Closing, that number of shares of Series A Preferred Stock, $0.0001 par value per share (the “Series A Preferred Stock”), required to be purchased by such Purchaser pursuant to this Agreement, at a purchase price of $1.50 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or similar recapitalization affecting such shares, the “Purchase Price”). The shares of Series A Preferred Stock issued and sold to the Purchasers pursuant to this Agreement (including the Initial Closing Shares, the Additional Shares and the Milestone Shares (as such terms are defined below)) shall be referred to in this Agreement as the “Shares.”

(c)               Each closing of the purchase and sale of Shares pursuant to this Agreement (each, a “Closing”) shall take place remotely via the exchange of documents and signatures at 10:00 a.m. on the date of the applicable Closing or at such place or time as shall be mutually agreed upon among the Company and each Purchaser. At each Closing, the Company shall deliver to each Purchaser a certificate representing the Shares being purchased by such Purchaser at such Closing against payment of the aggregate Purchase Price therefor by check payable to the Company, by wire transfer to a bank account designated by the Company.

1.2              Sale of Shares of Series A Preferred Stock at Initial Closing. At a Closing to take place on the date of this Agreement (the “Initial Closing”), each Purchaser shall purchase from the Company, and the Company shall sell and issue to each Purchaser, that number of shares of Series A Preferred Stock (the “Initial Closing Shares”), set forth under such Purchaser’s name on such Purchaser’s counterpart signature page hereto.

1.3              Sale of Shares of Series A Preferred Stock at Additional Closings. At one or more Closings to occur on or prior to December 15, 2015, the Company may sell, on the same terms and conditions as those contained in this Agreement, additional Shares in an aggregate amount equal to $5,000,000 in Shares less the number of Shares issued and sold at the Initial Closing (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or similar recapitalization affecting such shares) (the “Additional Shares”), to one or more purchasers reasonably acceptable to the Board of Directors of the Company (the “Additional Purchasers”) (it is hereby acknowledged that holders of convertible promissory notes being converted on the date hereof purchasing in the aggregate up to $166,000 in Shares are reasonably acceptable); provided, that: (a) each Additional Purchaser who is not already a party thereto shall become a party to the Transaction Agreements (as defined below), by executing and delivering a counterpart signature page to, or other agreement satisfactory to the Company agreeing to be bound by, each of the Transaction Agreements; and (b) at a Closing to be completed on December 15, 2015, BCM Advisory Partners, LLC (“BAP”) and/or its designees reasonably acceptable to the Board of Directors of the Company shall purchase that number of Additional Shares equal to the number of Additional Shares that were not purchased, or are not on that date being purchased, by other Additional Purchasers.

1.4              Sale of Shares of Series A Preferred Stock at Milestone Closing. Within 10 days after achievement of the Milestone Events (as defined below), the Company shall deliver to BAP and the Purchasers a written notice (the “Milestone Closing Notice”) that an additional Closing pursuant to this Section 1.4 (the “Milestone Closing”) will be consummated and specifying the date thereof, which shall be not less than 15 days and not more than 45 days following the date that the Milestone Closing Notice is delivered. At the Milestone Closing, the Company shall sell, on the same terms and conditions as those contained in this Agreement, an aggregate of $3,500,000 in additional shares (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or similar recapitalization affecting such shares) of Series A Preferred Stock (the “Milestone Shares”), to one or more purchasers (“Milestone Purchasers”). The Milestone Shares will be allocated among the Milestone Purchasers as follows: (a) each existing Purchaser will have the right to purchase up to that portion of $2,500,000 in Milestone Shares determined based upon each such Purchaser’s pro rata ownership of the Shares held by all Purchasers, with an oversubscription right for fully participating Purchasers; (b) Broadband Capital Management, LLC shall allocate any remaining Milestone Shares among any other purchaser(s); and (c) BAP and/or its designees will purchase $1,000,000 in Milestone Shares plus any Milestone Shares that remain unallocated after the application of clauses (a) and (b). Each Milestone Purchaser who is not already a party thereto shall become a party to the Transaction Agreements, by executing and delivering a counterpart signature page to, or other agreement satisfactory to the Company agreeing to be bound by, each of the Transaction Agreements.

1.5              Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

(a)               “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including, without limitation, any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.

(b)               “Code” means the Internal Revenue Code of 1986, as amended.

(c)               “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

(d)               “Company Intellectual Property” means all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, tradenames, copyrights, trade secrets, domain names, mask works, information and proprietary rights and processes, similar or other intellectual property rights, subject matter of any of the foregoing, tangible embodiments of any of the foregoing, licenses in, to and under any of the foregoing, and any and all such cases as are necessary to the Company in the conduct of the Company’s business as now conducted and as presently proposed to be conducted.

(e)               “Indemnification Agreement” means the agreement between the Company and the Purchaser Affiliates designated by any Purchaser entitled to designate a member of the Board of Directors pursuant to the Voting Agreement, dated as of the date of the Initial Closing, in the form of Exhibit C attached to this Agreement.

(f)                “Investor Rights Agreement” means the agreement among the Company and the Purchasers and certain other stockholders of the Company dated as of the date of the Initial Closing, in the form of Exhibit D attached to this Agreement.

(g)               “Key Person” means any executive-level employee or independent contractor (including division director and vice president-level positions, if any) as well as any employee or independent contractor who either alone or in concert with others develops, invents, programs or designs any Company Intellectual Property.

(h)               “Knowledge” including the phrase “to the Company’s knowledge” shall mean the actual knowledge after reasonable investigation of Scott Dessain and, for the period of time beginning October 1, 2013, Jane Hollingsworth and Joel Sussman.

(i)                 “Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property, prospects or results of operations of the Company.

(j)                 “Milestone Events” means: (i) receipt by the Company of positive safety and efficacy data in animal testing in respect of at least one of the Company’s lead product candidates; (ii) appointment of three new members of the Company’s Scientific Advisory Board, mutually agreed by the Board of Directors of the Company and BAP; and (iii) advanced discussions towards a term sheet with a potential strategic partner, as determined by the Company’s Board of Directors, including the approval of at least one Broadband Director (as defined in the Voting Agreement).

(k)               “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

(l)                “Purchaser” means each of the Purchasers who is initially a party and any Additional Purchaser who becomes a party to this Agreement at a subsequent Closing under Section 1.2(b).

(m)              “Right of First Refusal and Co-Sale Agreement” means the agreement among the Company, the Purchasers and certain other stockholders of the Company, dated as of the date of the Initial Closing, in the form of Exhibit E attached to this Agreement.

(n)               “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(o)               “Shares” means the shares of Series A Preferred Stock issued at the Initial Closing, any Additional Shares issued at a subsequent Closing under Section 1.3 and any Milestone Shares issued at a Milestone Closing under Section 1.4.

(p)               “Transaction Agreements” means this Agreement, the Investor Rights Agreement, the Right of First Refusal and Co-Sale Agreement and the Voting Agreement.

(q)               “Voting Agreement” means the agreement among the Company, the Purchasers and certain other stockholders of the Company, dated as of the date of the Initial Closing, in the form of Exhibit F attached to this Agreement.

2.             Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser that, except as set forth on the Disclosure Schedule attached as Exhibit B to this Agreement, which exceptions shall be deemed to be part of the representations and warranties made hereunder, the following representations are true and complete as of the date of the Initial Closing, except as otherwise indicated. The Disclosure Schedule shall be arranged in sections corresponding to the numbered and lettered sections and subsections contained in this Section 2, and the disclosures in any section or subsection of the Disclosure Schedule shall qualify other sections and subsections in this Section 2 only to the extent it is readily apparent from a reading of the disclosure that such disclosure is applicable to such other sections and subsections.

2.1              Organization, Corporate Power and Qualification. The Company is a corporation duly organized, validly existing and subsisting under the laws of the Commonwealth of Pennsylvania and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

2.2              Capitalization.

(a)               The authorized capital of the Company consists, immediately prior to the Initial Closing, of:

(i)               20,000,000 shares of common stock, $0.0001 par value per share (the “Common Stock”). All of the outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws. The Company holds no Common Stock in its treasury.

(ii)              9,653,200 shares of preferred stock (the “Preferred Stock”), all of which have been designated Series A Preferred Stock, none of which are issued and outstanding immediately prior to the Initial Closing. The rights, privileges and preferences of the Preferred Stock are as stated in the Certificate and as provided by the Pennsylvania Business Corporation Law. The Company holds no Preferred Stock in its treasury.

(b)               The Company has reserved 1,981,508 shares of Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its Amended and Restated 2008 Equity Incentive Plan duly adopted by the Board of Directors and approved by the Company stockholders (the “Stock Plan”). The Company has made available to the Purchasers or their counsel complete and accurate copies of the Stock Plan and forms of agreements used thereunder.

(c)               Section 2.2(c) of the Disclosure Schedule sets forth the capitalization of the Company immediately following the Initial Closing including the number of shares of the following: (i) issued and outstanding Common Stock, including, with respect to restricted Common Stock, vesting schedule and repurchase price; (ii) granted stock options, including vesting schedule and exercise price; (iii) restricted stock grants, including vesting (or forfeiture) schedule and purchase price; (iv) shares of Common Stock reserved for future award grants under the Stock Plan; (v) each series of Preferred Stock and (vi) warrants or stock purchase rights, if any. Except for: (A) the conversion privileges of the Shares to be issued under this Agreement; (B) the rights provided in Section 4 of the Investor Rights Agreement and (C) the securities and rights described in Section 2.2(a)(ii) and Section 2.2(c) of the Disclosure Schedule, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, to purchase or acquire from the Company any shares of Common Stock or Series A Preferred Stock, or any securities convertible into or exchangeable for shares of Common Stock or Series A Preferred Stock. All outstanding shares of the Company’s Common Stock and all shares of the Company’s Common Stock underlying outstanding options are subject to (1) a right of first refusal in favor of the Company upon any proposed transfer (other than transfers for estate planning purposes) and (2) a lock-up or market standoff agreement of not less than 180 days following the Company’s initial public offering pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act.

(d)               None of the Company’s stock purchase agreements or stock option documents contains a provision for acceleration of vesting (or lapse of a repurchase right) or other changes in the vesting provisions or other terms of such agreement or understanding upon the occurrence of any event or combination of events, including without limitation in the case where the Company’s Stock Plan is not assumed in an acquisition. The Company has never adjusted or amended the exercise price of any stock options previously awarded, whether through amendment, cancellation, replacement grant, repricing or any other means. Except as set forth in the Certificate, the Company has no obligation (contingent or otherwise) to purchase or redeem any of its capital stock.

(e)               The Company has obtained valid waivers of any rights by other parties to purchase any of the Shares covered by this Agreement.

2.3              Subsidiaries. The Company does not currently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, limited liability company, association, or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

2.4              Authorization. All corporate action required to be taken by the Company’s Board of Directors and stockholders in order to authorize the Company to enter into the Transaction Agreements, and to issue the Shares at each Closing and the Common Stock issuable upon conversion of the Shares, has been taken or will be taken prior to that Closing. All action on the part of the officers of the Company necessary for the execution and delivery of the Transaction Agreements, the performance of all obligations of the Company under the Transaction Agreements to be performed as of the applicable Closing, and the issuance and delivery of the Shares has been taken or will be taken prior to that Closing. The Transaction Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except: (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally; (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies or (c) to the extent the indemnification provisions contained in the Investor Rights Agreement and the Indemnification Agreements may be limited by applicable federal or state securities laws.

2.5              Valid Issuance of Shares.

(a)               The Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Transaction Agreements, applicable state and federal securities laws and liens or encumbrances created by or imposed by a Purchaser. Assuming the accuracy of the representations of the Purchasers in Section 3 and subject to the filings described in Section 2.5(b)(ii), the Shares will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Shares has been duly reserved for issuance, and upon issuance in accordance with the terms of the Certificate, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Transaction Agreements, applicable federal and state securities laws and liens or encumbrances created by or imposed by a Purchaser. Based in part upon the representations of the Purchasers in Section 3, and subject to Section 2.5(b), the Common Stock issuable upon conversion of the Shares will be issued in compliance with all applicable federal and state securities laws.

(b)               No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable.

2.6              Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchasers in Section 3, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for: (a) the filing of the Certificate, which will have been filed as of the Initial Closing and (b) filings pursuant to Regulation D of the Securities Act, and applicable state securities laws, which have been made or will be made in a timely manner.

2.7              Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending or to the Company’s knowledge, currently threatened in writing against the Company or to the Company’s knowledge any officer, director or Key Person of the Company, or: (a) that questions the validity of the Transaction Agreements or the right of the Company to enter into them, or to consummate the transactions contemplated by the Transaction Agreements; or (b) to the Company’s knowledge, that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Neither the Company nor, to the Company’s knowledge, any of its officers, directors or Key Persons is a party or is named as subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality (in the case of officers, directors or Key Persons, such as would affect the Company). There is no action, suit, proceeding or investigation by the Company pending or which the Company intends to initiate. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened in writing (or any basis therefor known to the Company) involving the prior employment of any of the Company’s employees, their services provided in connection with the Company’s business, any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreements with prior employers.

2.8              Intellectual Property. The Company owns or possesses or believes it can acquire on commercially reasonable terms sufficient legal rights to all Company Intellectual Property without, to the Company’s knowledge, any conflict with, or infringement of, the rights of others. To the Company’s knowledge, no product or service marketed or sold (or proposed to be marketed or sold) by the Company violates or will violate any license or infringes or will infringe any intellectual property rights of any other party. Other than with respect to commercially available software products under standard end-user object code license agreements, there are no outstanding options, licenses, agreements, claims, encumbrances or shared ownership interests of any kind relating to the Company Intellectual Property, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other Person. The Company has not received any communications alleging that the Company has violated, or by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets, mask works or other proprietary rights or processes of any other Person. The Company has obtained and possesses valid licenses to use all of the software programs present on the computers and other software-enabled electronic devices that it owns or leases or that it has otherwise provided to its employees for their use in connection with the Company’s business. To the Company’s knowledge, it will not be necessary to use any inventions of any of its employees or consultants (or Persons it currently intends to hire) made prior to their employment by the Company. Each employee and consultant has assigned to the Company all intellectual property rights he or she owns that are related to the Company’s business as now conducted and as presently proposed to be conducted. Section 2.8 of the Disclosure Schedule lists all registered Company Intellectual Property or Company Intellectual Property that is the subject of a filed application. The Company has not embedded any open source, copyleft or community source code in any of its products generally available or in development, including but not limited to any libraries or code licensed under any General Public License, Lesser General Public License or similar license arrangement. For purposes of this Section 2.8, the Company shall be deemed to have knowledge of a patent right if the Company has actual knowledge of the patent right or would be found to be on notice of such patent right as determined by reference to United States patent laws.

2.9              Compliance with Other Instruments. The Company is not in violation or default: (a) of any provisions of the Certificate or its Bylaws; (b) of any instrument, judgment, order, writ or decree; (c) under any note, indenture or mortgage; (d) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound that is required to be listed on the Disclosure Schedule; or (e) to its knowledge, of any provision of federal or state statute, rule or regulation of any domestic or foreign governmental authority applicable to the Company, the violation of which would have a Material Adverse Effect. The execution, delivery and performance of the Transaction Agreements and the consummation of the transactions contemplated by the Transaction Agreements will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either (i) a default under any such provision, instrument, judgment, order, writ, decree, contract or agreement; or (ii) an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, forfeiture, or nonrenewal of any material permit or license applicable to the Company.

2.10            Agreements; Actions.

(a)               Except for the Transaction Agreements, there are no agreements, understandings, instruments, contracts or proposed transactions to which the Company is a party or by which it is bound that involve: (i) obligations of, or payments to, the Company in excess of $50,000; (ii) the license of any patent, copyright, trademark, trade secret or other proprietary right to or from the Company that is material to the Company; (iii) the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other Person that limit the Company’s exclusive right to develop, manufacture, assemble, distribute, market or sell its products or (iv) indemnification by the Company with respect to infringements of proprietary rights.

(b)               The Company has not declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock. The Company: (i) does not have outstanding any indebtedness for money borrowed or any other liability in excess of $50,000 individually or in excess of $100,000 in the aggregate; (ii) has not made any loans or advances to any Person, other than ordinary advances for expenses incurred by service providers of the Company in connection with such services and (iii) has not sold, exchanged or otherwise disposed of any of its material assets or rights, other than dispositions in the ordinary course of business. For the purposes of (a) and (b) of this Section 2.10, all indebtedness, agreements, instruments and contracts involving the same Person (including Persons the Company has reason to believe are affiliated with each other) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsection.

(c)               The Company is not a guarantor or indemnitor of any indebtedness of any other Person.

(d)               The Company has not engaged in the past three months in any discussions with any representative of any Person regarding (i) a sale or exclusive license of all or substantially all of the Company’s assets or (ii) any merger, consolidation or other business combination transaction of the Company with or into another Person.

2.11            Certain Transactions.

(a)               Other than: (i) standard employee benefits generally made available to all employees; (ii) standard director and officer indemnification agreements approved by the Board of Directors; (iii) the purchase of shares of the Company’s capital stock and the issuance of options to purchase shares of the Company’s Common Stock, in each instance, approved in the written minutes of the Board of Directors or written consents in lieu thereof (previously made available to the Purchasers or their counsel) or (iv) the transactions contemplated by the Transaction Agreements, there are no agreements between the Company and any of its officers, directors, consultants or Key Persons or, to the Company’s knowledge, any Affiliate thereof.

(b)               The Company is not indebted, directly or indirectly, to any of its directors, officers or employees or to their respective spouses or children or to any Affiliate of any of the foregoing, other than in connection with expenses or advances of expenses incurred in the ordinary course of business or employee relocation expenses and for other customary employee benefits made generally available to all employees. None of the Company’s directors, officers or employees, or, to the Company’s knowledge, any members of their immediate families, or any Affiliate of the foregoing are indebted to the Company or, to the Company’s knowledge, have any: (i) direct or indirect ownership interest in any firm or corporation that is an Affiliate of the Company or with which the Company has a material business relationship, or any firm or corporation which competes with the Company except that directors, officers, employees or stockholders of the Company may own stock in (but not exceeding 5% of the outstanding capital stock of publicly traded companies that may compete with the Company or (ii) personal direct or indirect financial interest in any material contract with the Company.

2.12          Rights of Registration and Voting Rights. Except as provided in the Investor Rights Agreement, the Company is not under any obligation to register under the Securities Act any of its currently outstanding securities or any securities issuable upon exercise or conversion of its currently outstanding securities. To the Company’s knowledge, except as contemplated in the Voting Agreement, no stockholder of the Company has entered into any agreements with respect to the voting of capital shares of the Company.

2.13            Property. The property and assets that the Company owns are free and clear of all mortgages, deeds of trust, liens, loans and encumbrances, except for statutory liens for the payment of current taxes that are not yet delinquent and encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company’s ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances other than those of the lessors of such property or assets. The Company does not own any real property.

2.14            Financial Statements. Copies of the Company’s unaudited financial statements (including balance sheet, income statement and statement of cash flows) for the fiscal year ended December 31, 2014 and for the eight-month period ended August 31, 2015 (collectively, the “Financial Statements”) are attached as Section 2.14 of the Disclosure Schedule. The Financial Statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods indicated. The Financial Statements fairly present in all material respects the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject in the case of the interim Financial Statements to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Company has no material liabilities or obligations, contingent or otherwise, other than: (a) liabilities incurred in the ordinary course of business subsequent to August 31, 2015; (b) obligations under contracts and commitments incurred in the ordinary course of business and (c) liabilities and obligations of a type or nature not required under GAAP to be reflected in the Financial Statements, which, in all such cases, individually and in the aggregate would not have a Material Adverse Effect. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP.

2.15            Changes. Since August 31, 2015, there has not been:

(a)               any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not caused, in the aggregate, a Material Adverse Effect;

(b)               any damage, destruction or loss, whether or not covered by insurance, that would have a Material Adverse Effect;

(c)               any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

(d)               any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and the satisfaction or discharge of which would not have a Material Adverse Effect;

(e)               any material change to a material contract or agreement by which the Company or any of its assets is bound or subject;

(f)                any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

(g)               any resignation or termination of employment of any officer or Key Person of the Company;

(h)               any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable and liens that arise in the ordinary course of business and do not materially impair the Company’s ownership or use of such property or assets;

(i)                any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

(j)                 any declaration, setting aside or payment or other distribution in respect of any of the Company’s capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

(k)               any sale, assignment or transfer of any Company Intellectual Property that could reasonably be expected to result in a Material Adverse Effect;

(l)                receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

(m)              to the Company’s knowledge, any other event or condition of any character, other than events affecting the economy or the Company’s industry generally, that could reasonably be expected to result in a Material Adverse Effect; or

(n)               any arrangement or commitment by the Company to do any of the things described in this Section 2.15.

2.16            Employee Matters.

(a)               Section 2.16(a)(i) of the Disclosure Schedule lists the current employees of the Company and Section 2.16(a)(ii) of the Disclosure Schedule lists the current independent contractors of the Company whose services are material to the Company’s business.

(b)               To the Company’s knowledge, none of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would materially interfere with such employee’s ability to promote the interest of the Company or that would conflict with the Company’s business. Neither the execution or delivery of the Transaction Agreements, nor the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business as now conducted and as presently proposed to be conducted, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated.

(c)               The Company is not delinquent in payments to any of its employees, consultants, or independent contractors for any wages, salaries, commissions, bonuses, or other direct compensation for any service performed for it to the date hereof or amounts required to be reimbursed to such employees, consultants or independent contractors. The Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment, including those related to wages, hours, worker classification and collective bargaining. The Company has withheld and paid to the appropriate governmental entity or is holding for payment not yet due to such governmental entity all amounts required to be withheld from employees of the Company and is not liable for any arrears of wages, taxes, penalties or other sums for failure to comply with any of the foregoing.

(d)               To the Company’s knowledge, no Key Person intends to terminate employment with the Company or is otherwise likely to become unavailable to continue as a Key Person, nor does the Company have a present intention to terminate the employment of any of the foregoing. The employment of each employee of the Company is terminable at the will of the Company. Except as set forth in Section 2.16(g) of the Disclosure Schedule or as required by law, upon termination of the employment of any such employees, no severance or other payments will become due. Except as set forth in Section 2.16(g) of the Disclosure Schedule, the Company has no policy, practice, plan or program of paying severance pay or any form of severance compensation in connection with the termination of employment services.

(e)               The Company has not made any representations regarding the grant of equity incentives to any officer, employee, director or consultant that are inconsistent with the share amounts and terms set forth in the minutes of meetings of the Company’s Board of Directors or a written consent in lieu thereof.

(f)                Each former Key Person whose employment was terminated by the Company has entered into an agreement with the Company providing for the full release of any claims against the Company or any related party arising out of such employment.

(g)               Section 2.16(g) of the Disclosure Schedule sets forth each employee benefit plan maintained, established or sponsored by the Company, or which the Company participates in or contributes to, which is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Company has made all required contributions and has no liability to any such employee benefit plan, other than liability for health plan continuation coverage described in Part 6 of Title I(B) of ERISA, and has complied in all material respects with all applicable laws for any such employee benefit plan.

(h)               The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the Company’s knowledge, threatened, which could have a Material Adverse Effect, nor is the Company aware of any labor organization activity involving its employees.

2.17            Tax Returns and Payments. There are no federal, state, county, local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid federal, state, country, local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable federal, state, local or foreign governmental agency. The Company has duly and timely filed all federal, state, county, local and foreign tax returns required to have been filed by it and there are in effect no waivers of applicable statutes of limitations with respect to taxes for any year.

2.18            Insurance. The Company has in full force and effect fire and casualty insurance policies with extended coverage, sufficient in amount (subject to reasonable deductions) to allow it to replace any of its properties that might be damaged or destroyed.

2.19            Employee Agreements. Each current and former employee, consultant and officer of the Company has executed an agreement with the Company regarding confidentiality and proprietary information substantially in the form or forms made available to the Purchasers or their counsel (the “Confidential Information Agreements”). No current or former Key Person has excluded works or inventions from his or her assignment of inventions pursuant to such Key Person’s Confidential Information Agreement. Each current and, to the knowledge of the Company, former Key Person has executed non-competition and non-solicitation agreement appropriate for their positions with the Company. The Company does not know that any of its Key Persons is in violation of any agreement covered by this Section 2.19.

2.20            Permits. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could reasonably be expected to have a Material Adverse Effect. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

2.21            Corporate Documents. The Certificate and the Bylaws of the Company are in the form made available to the Purchasers or their counsel. The copy of the minute books of the Company made available to the Purchasers or their counsel contains minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of incorporation and accurately reflects in all material respects all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes.

2.22            Environmental and Safety Laws. Except as could not reasonably be expected to have a Material Adverse Effect: (a) the Company is and has been in compliance with all Environmental Laws; (b) there has been no release or to the Company’s knowledge threatened release of any pollutant, contaminant or toxic or hazardous material, substance or waste or petroleum or any fraction thereof (each a “Hazardous Substance”), on, upon, into or from any site currently or heretofore owned, leased or otherwise used by the Company; (c) there have been no Hazardous Substances generated by the Company that have been disposed of or come to rest at any site that has been included in any published U.S. federal, state or local “superfund” site list or any other similar list of hazardous or toxic waste sites published by any governmental authority in the United States and (d) there are no underground storage tanks located on, no polychlorinated biphenyls (“PCBs”) or PCB-containing equipment used or stored on, and no hazardous waste as defined by the Resource Conservation and Recovery Act, as amended, stored on, any site owned or operated by the Company, except for the storage of hazardous waste in compliance with Environmental Laws. The Company has made available to the Purchasers or their counsel true and complete copies of all material environmental records, reports, notifications, certificates of need, permits, pending permit applications, correspondence, engineering studies and environmental studies or assessments. For purposes of this Section 2.22, “Environmental Laws” means any law, regulation, or other applicable requirement relating to (i) releases or threatened release of Hazardous Substance; (ii) pollution or protection of employee health or safety, public health or the environment or (iii) the manufacture, handling, transport, use, treatment, storage, or disposal of Hazardous Substances.

2.23            Disclosure. No representation or warranty of the Company contained in this Agreement, as qualified by the Disclosure Schedule, and no certificate furnished or to be furnished to Purchasers at the Closing contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

2.24            Qualified Small Business Stock. As of and immediately following the Initial Closing: (a) the Company will be an eligible corporation as defined in Code Section 1202(e)(4); (b) the Company will not have made purchases of its own stock described in Code Section 1202(c)(3)(B) during the one year period preceding the Initial Closing, except for purchases that are disregarded for such purposes under Treasury Regulation Section 1.1202-2; and (c) the Company’s aggregate gross assets, as defined by Code Section 1202(d)(2), at no time between its incorporation and through the Initial Closing have exceeded $50,000,000, taking into account the assets of any corporations required to be aggregated with the Company in accordance with Code Section 1202(d)(3); provided, however, that in no event shall the Company be liable to the Purchasers or any other party for any damages arising from any subsequently proven or identified error in the Company’s determination with respect to the applicability or interpretation of Code Section 1202, unless such determination shall have been given by the Company in a manner either grossly negligent or fraudulent.

3.             Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company as to that Purchaser, severally and not jointly, that:

3.1              Authorization. The Purchaser has full power and authority to enter into the Transaction Agreements. The Transaction Agreements to which the Purchaser is a party, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except: (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; or (b) to the extent the indemnification provisions contained in the Investor Rights Agreement may be limited by applicable federal or state securities laws.

3.2              Purchase Entirely for Own Account. The Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Shares. The Purchaser has not been formed for the specific purpose of acquiring the Shares.

3.3              Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management and has had an opportunity to review the Company’s facilities. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 or the right of the Purchasers to rely thereon.

3.4              Restricted Securities. The Purchaser understands that the Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Shares, or the Common Stock into which it may be converted, for resale except as set forth in the Investor Rights Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

3.5              No Public Market. The Purchaser understands that no public market now exists for the Shares, and that the Company has made no assurances that a public market will ever exist for the Shares.

3.6              Legends. The Purchaser understands that the Shares and any securities issued in respect of or exchange for the Shares, may be notated with one or all of the following legends:

(a)               “THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933”;

(b)               Any legend set forth in, or required by, the other Transaction Agreements; and

(c)               Any legend required by the securities laws of any state to the extent such laws are applicable to the Shares represented by the certificate, instrument or book entry so legended.

3.7              Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

3.8              Investment Risk. THE PURCHASER ACKNOWLEDGES AND UNDERSTANDS THAT ANY INVESTMENT IN THE COMPANY IS HIGHLY SPECULATIVE AND SUBJECT TO SUBSTANTIAL UNCERTAINTIES AND INVOLVES A HIGH DEGREE OF RISK. THE PURCHASER REPRESENTS THAT THE PURCHASER IS ABLE, WITHOUT MATERIALLY IMPAIRING THE PURCHASER’S FINANCIAL CONDITION, TO HOLD THE SHARES AND THE CONVERSION SHARES FOR AN INDEFINITE PERIOD OF TIME AND TO SUFFER A COMPLETE LOSS OF THE PURCHASER’S INVESTMENT.

3.9              Foreign Investors. If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Code), the Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including: (a) the legal requirements within its jurisdiction for the purchase of the Shares; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. The Purchaser’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.

3.10           No General Solicitation. Neither the Purchaser, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder: (a) engaged in any general solicitation; or (b) published any advertisement in connection with the offer and sale of the Shares.

3.11           Exculpation Among Purchasers. The Purchaser acknowledges that it is not relying upon any Person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. The Purchaser agrees that neither any Purchaser nor the respective controlling Persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Shares.

3.12           Residence. If the Purchaser is an individual, then the Purchaser resides in the state or province identified in the address of the Purchaser set forth on such Purchaser’s counterpart signature page hereto; if the Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of the Purchaser in which its principal place of business is identified in the address or addresses of the Purchaser set forth on such Purchaser’s counterpart signature page hereto.

3.13           Acknowledgement of BAP Investment. The Purchaser acknowledges that the Company and BAP have entered into a Management Services Agreement pursuant to which, among other things, BAP (or its designees) has agreed to purchase a portion of the Shares, as described above. BAP is an entity managed by Michael Rapoport and Philip Wagenheim, which individuals also serve as Chairman and Vice Chairman, respectively, of Broadband Capital Management, LLC, the placement agent engaged by the Company in connection with the sale of Shares offered pursuant hereto. The Purchaser further acknowledges that Messrs. Rapoport and Wagenheim may have a conflict of interest to the extent that Broadband Capital Management, LLC acts as placement agent in connection with the sale of Shares offered pursuant hereto.

4.            Conditions to the Purchasers’ Obligations at Initial Closing. The obligations of each Purchaser to purchase Shares at the Initial Closing are subject to the fulfillment, on or before the Initial Closing, of each of the following conditions, unless otherwise waived:

4.1              Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct in all respects as of the Initial Closing.

4.2              Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before the Initial Closing.

4.3              Compliance Certificate. The Executive Chair of the Company shall deliver to the Purchasers at the Initial Closing a certificate certifying that the conditions specified in Section 4.1 and Section 4.2 have been fulfilled.

4.4              Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of such Closing.

4.5              Opinion of Company Counsel. Broadband Capital Management, LLC shall have received from Duane Morris LLP, counsel for the Company, an opinion, dated as of the Initial Closing, in substantially the form of Exhibit G attached to this Agreement.

4.6              Board of Directors. As of the Initial Closing, the authorized size of the Board of Directors shall be six, and the Board of Directors shall be comprised of Greg Harriman, Jane Hollingsworth, I. Wistar Morris, Michael D. Widlitz, Michael Rapoport and Philip Wagenheim. Michael Rapoport and Philip Wagenheim will be Broadband Directors (as defined in the Voting Agreement).

4.7              Indemnification Agreements. The Company shall have executed and delivered the Indemnification Agreements.

4.8              Investor Rights Agreement. The Company and each Purchaser (other than the Purchaser relying upon this condition to excuse such Purchaser’s performance hereunder) and the other stockholders of the Company named as parties thereto shall have executed and delivered the Investor Rights Agreement.

4.9              Right of First Refusal and Co-Sale Agreement. The Company, each Purchaser (other than the Purchaser relying upon this condition to excuse such Purchaser’s performance hereunder), and the other stockholders of the Company named as parties thereto shall have executed and delivered the Right of First Refusal and Co-Sale Agreement.

4.10           Voting Agreement. The Company, each Purchaser (other than the Purchaser relying upon this condition to excuse such Purchaser’s performance hereunder), and the other stockholders of the Company named as parties thereto shall have executed and delivered the Voting Agreement.

4.11           Certificate. The Company shall have filed the Certificate with the Department of State of the Commonwealth of Pennsylvania on or prior to the Initial Closing, which shall continue to be in full force and effect as of the Initial Closing.

4.12           Secretary’s Certificate. The Secretary of the Company shall have delivered to the Purchasers at the Closing a certificate certifying: (a) the Bylaws of the Company; (b) resolutions of the Board of Directors of the Company approving the Transaction Agreements and the transactions contemplated under the Transaction Agreements and (c) resolutions of the stockholders of the Company approving the Certificate.

4.13           Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to each Purchaser, and each Purchaser (or its designee) shall have received all such counterpart original and certified or other copies of such documents as reasonably requested. Such documents may include good standing certificates.

4.14           Preemptive Rights. The Company shall have fully satisfied (including with respect to rights of timely notification) or obtained enforceable waivers in respect of any preemptive or similar rights directly or indirectly affecting any of its securities.

4.15           Conversion. All outstanding convertible promissory notes issued by the Company shall have been converted into shares of Series A Preferred Stock at a conversion price of $1.50 per share and all outstanding warrants shall have been cancelled.

5.            Conditions of the Company’s Obligations at Closing. The obligations of the Company to sell Shares to the Purchasers at the Initial Closing are subject to the fulfillment, on or before the Initial Closing, of each of the following conditions, unless otherwise waived:

5.1              Representations and Warranties. The representations and warranties of each Purchaser contained in Section 3 shall be true and correct in all respects as of the Initial Closing.

5.2              Performance. The Purchasers shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before the Initial Closing.

5.3              Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Initial Closing.

5.4              Investor Rights Agreement. Each Purchaser shall have executed and delivered the Investor Rights Agreement.

5.5              Right of First Refusal and Co-Sale Agreement. Each Purchaser and the other stockholders of the Company named as parties thereto shall have executed and delivered the Right of First Refusal and Co-Sale Agreement.

5.6              Voting Agreement. Each Purchaser and the other stockholders of the Company named as parties thereto shall have executed and delivered the Voting Agreement.

6.            Miscellaneous.

6.1              Survival of Warranties. Unless otherwise set forth in this Agreement, the representations and warranties of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Purchasers or the Company.

6.2              Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.3              Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

6.4              Counterparts. This Agreement may be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail by scanned pdf of counterpart signature pages, or other such electronic means and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.5              Conversion to Delaware Corporation. The Company shall convert to a Delaware corporation on or before the 14th day following the Initial Closing.

6.6              Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.7              Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or: (a) personal delivery to the party to be notified; (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on such party’s counterpart signature page hereto, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 6.7. If notice is given to the Company, a copy shall also be sent to Duane Morris LLP, 30 S. 17th St, Philadelphia, PA 19103, Attn: Kathleen M. Shay (facsimile (215) 689-4382), and Sandra G. Stoneman (facsimile (215) 689-4420) and if notice is given to BAP, a copy shall also be given Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Ave, New York, NY 10017, Attn: Evan Bienstock (facsimile (212) 983-3115).

6.8              No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

6.9              Attorneys’ Fees. If any action at law or in equity (including, arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

6.10           Amendments and Waivers. Except as set forth in Section 1.1(c), any term of this Agreement may be amended, terminated or waived only with the written consent of (a) the Company and (b) the holders of at least 66⅔% of the then-outstanding Shares. Any amendment or waiver effected in accordance with this Section 6.10 shall be binding upon the Purchasers and each transferee of the Shares (or the Common Stock issuable upon conversion thereof), each future holder of all such securities, and the Company.

6.11           Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

6.12           Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.13           Entire Agreement. This Agreement (including the Exhibits hereto), the Certificate and the other Transaction Agreements constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

6.14           WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

6.15           Arbitration. Any controversy or claim arising out of or relating to this Agreement that remains unresolved for more than 30 days after the matter is first raised by a party to the other party or parties, except as (i) otherwise provided in this Agreement, or (ii) any such controversies or claims arising out of either party’s intellectual property rights for which a provisional remedy or equitable relief is sought, shall be submitted to arbitration by one arbitrator from names of potential arbitrators proposed by the American Arbitration Association (the “AAA”) mutually agreed upon by the applicable parties, and if no agreement can be reached within 30 days after names have been proposed by the AAA, then by one arbitrator having reasonable experience in corporate finance transactions of the type provided for in this Agreement and who is chosen by the AAA. The arbitration shall take place in New Castle County, Delaware, in accordance with the AAA rules then in effect, and judgment upon any award rendered in such arbitration will be binding and may be entered in any court having jurisdiction thereof. There shall be limited discovery prior to the arbitration hearing as follows: (a) exchange of witness lists and copies of documentary evidence and documents relating to or arising out of the issues to be arbitrated, (b) depositions of all party witnesses and (c) such other depositions as may be allowed by the arbitrators upon a showing of good cause. Depositions shall be conducted in accordance with the Delaware Code of Civil Procedure, the arbitrator shall be required to provide in writing to the parties the basis for the award or order of such arbitrator, and a court reporter shall record all hearings, with such record constituting the official transcript of such proceedings.

6.16           No Commitment for Additional Financing. The Company acknowledges and agrees that no Purchaser has made any representation, undertaking, commitment or agreement to provide or assist the Company in obtaining any financing, investment or other assistance, other than the purchase of the Shares as set forth herein and subject to the conditions set forth herein. In addition, the Company acknowledges and agrees that (i) no statements, whether written or oral, made by any Purchaser or its representatives on or after the date of this Agreement shall create an obligation, commitment or agreement to provide or assist the Company in obtaining any financing or investment, (ii) the Company shall not rely on any such statement by any Purchaser or its representatives and (iii) an obligation, commitment or agreement to provide or assist the Company in obtaining any financing or investment may only be created by a written agreement, signed by such Purchaser and the Company, setting forth the terms and conditions of such financing or investment and stating that the parties intend for such writing to be a binding obligation or agreement. Each Purchaser shall have the right, in its sole and absolute discretion, to refuse or decline to participate in any other financing of or investment in the Company, and shall have no obligation to assist or cooperate with the Company in obtaining any financing, investment or other assistance.

(Signature pages follow.)

IN WITNESS WHEREOF, the parties have executed this Serie A Preferred Stock Purchase Agreement as of the date first written above.

IMMUNOME, INC.

By:	/s/ Jane H. Hollingsworth
Name: Jane H. Hollingsworth
Title: Executive Chair

Address:

100 E. Lancaster Ave.
Lankenau Institute or Medical Research
Wynnewood, PA 19096

(Company Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

/s/ Jonathan Auerbach
Signature

Jonathan Auerbach
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Eisenberg Family Partnership
Name of Purchaser (please print)

By:	/s/ Mitchell Eisenberg
Signature

Mitchell Eisenberg, President
MS Eisenberg Holdings, Inc., General Partner
(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

EMDD
Name of Purchaser (please print)

By:	/s/ D. Duffy
Signature

D. Duffy
(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

/s/ David W. Freelove
Signature

David W. Freelove
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

G-TEN PARTNERS LLC
Name of Purchaser (please print)

By:	/s/ Jaime Hartman
Signature

Jaime Hartman, Managing Member
(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

GENESIS ASSET OPPORTUNITY FUND LP
Name of Purchaser (please print)

By:	/s/ Jaime Hartman
Signature

Jaime Hartman, Managing Member
(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

HUG FUNDING LLC
Name of Purchaser (please print)

By:	/s/ Jaime Hartman
Signature

Jaime Hartman, Managing Member
(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

HVA Ltd Partnership
Name of Purchaser (please print)

By:	/s/ Harold Van Arnem
Signature

Harold Van Arnem, President, HVA Corp, Managing Partner
(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

/s/ Scott Klansky
Signature

Scott Klansky
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

/s/ Matthew M. Kremer
Signature

Matthew M. Kremer
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

/s/ Ken Koch
Signature

Ken Koch
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

/s/ Shawn Langer
Signature

Shawn Langer
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

/s/ David D. Langfitt
Signature

David D. Langfitt
Name

/s/ Margaret B. Langfitt
Signature (if more than one)*

Margaret B. Langfitt
Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

/s/ Jonathon Lawrie
Signature

Jonathon Lawrie
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

/s/ Roland J. Lewis
Signature

Roland J. Lewis III
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

/s/ Bruce E. Maryanoff
Signature

Bruce E. Maryanoff
Name

/s/ Cynthia A. Maryanoff
Signature (if more than one)*

Cynthia A. Maryanoff
Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Monoclonal Antibodies, LLC
Name of Purchaser (please print)

By:	/s/ David W. Freelove
Signature

David W. Freelove
(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

/s/ I. Wistar Morris
Signature

I. Wistar Morris
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

/s/ Richard Pigossi
Signature

Richard Pigossi
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

/s/ Eric Raphael
Signature

Eric Raphael
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Robin Hood Ventures 54 L.P.
Name of Purchaser (please print)

By:	/s/ Ellen Weber
Signature

Robin Hood Ventures Management IV Inc., HSGP, Ellen Weber, Secretary
(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

/s/ Robert Rothstein
Signature

Robert Rothstein
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

/s/ David Rosenberg
Signature

David Rosenberg
Name

/s/ Dara Rosenberg
Signature (if more than one)*

Dara Rosenberg
Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

/s/ Thomas M. Ryan
Signature

Thomas M. Ryan
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

/s/ Louis P. Wagman
Signature

Louis P. Wagman
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

/s/ Michael Widlitz
Signature

Michael Widlitz
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

THE WOODLAND TRUST
Name of Purchaser (please print)

By:	/s/ Bruno Schwendinger
Signature

/s/ Bruno SCHWENDINGER, Trustee
(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

/s/ Deborah J. Ziskin
Signature

Deborah J. Ziskin
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

Individuals Sign Below:

/s/ Donald Zoltan
Signature

Donald Zoltan
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Purchaser Signature Page to Immunome, Inc. Series A Preferred Stock Purchase Agreement)

EXHIBIT A

FORM OF SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION

A-1

EXHIBIT B

DISCLOSURE SCHEDULE

B-1

EXHIBIT C

FORM OF INDEMNIFICATION AGREEMENT

C-1

EXHIBIT D

FORM OF INVESTOR RIGHTS AGREEMENT

D-1

EXHIBIT E

FORM OF RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

E-1

EXHIBIT F

FORM OF VOTING AGREEMENT

F-1

EXHIBIT G

FORM OF LEGAL OPINION OF DUANE MORRIS LLP

G-1

AMENDMENT TO
SERIES A PREFERRED STOCK PURCHASE AGREEMENT

THIS AMENDMENT (this “Amendment”) is entered into effective as of December 14, 2015 by and among Immunome, Inc. (the “Company”), a Delaware corporation, and the undersigned holders of the Company’s outstanding Series A Convertible Preferred Stock (the “Holders”). This Amendment amends the Series A Preferred Stock Purchase Agreement dated as of November 18, 2015 among the Company and the purchasers who are parties thereto (the “Purchase Agreement”). All capitalized terms used in this Amendment without definition shall have the respective meanings assigned to them in the Purchase Agreement.

Background:

Pursuant to Section 6.10 of the Purchase Agreement, the Purchase Agreement may be amended or modified, if the Company and the holders of at least 66⅔% of the then-outstanding Shares consent thereto. The Holders hold Shares sufficient to satisfy the foregoing requirement to amend the Purchase Agreement and, by virtue of the execution and delivery of this Amendment, the agreements in this Amendment will apply to and be binding upon the Company and all of the Purchasers.

Pursuant to the Purchase Agreement, the Purchasers purchased shares of Series A Preferred Stock from the Company at the Initial Closing thereunder. Section 1.3 of the Purchase Agreement provides that the Company may sell Additional Shares of Series A Preferred Stock to Additional Purchasers at one or more Closings to occur on or prior to December 15, 2015. The Company and the Holders wish to amend the Purchase Agreement to extend the date by which such additional Closings must occur.

NOW, THEREFORE, in consideration of the premises and covenants set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.            Amendment to Purchase Agreement. Section 1.3 of the Purchase Agreement is hereby amended and restated to provide in its entirety as follows:

“1.3 Sale of Shares of Series A Preferred Stock at Additional Closings. At one or more Closings to occur on or prior to February 29, 2016, the Company may sell, on the same terms and conditions as those contained in this Agreement, additional Shares in an aggregate amount equal to $5,000,000 in Shares less the number of Shares issued and sold at the Initial Closing (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or similar recapitalization affecting such shares) (the “Additional Shares”), to one or more purchasers reasonably acceptable to the Board of Directors of the Company (the “Additional Purchasers”) (it is hereby acknowledged that holders of convertible promissory notes being converted on November 18, 2015 purchasing in the aggregate up to $166,000 in Shares are reasonably acceptable); provided, that: (a) each Additional Purchaser who is not already a party thereto shall become a party to the Transaction Agreements (as defined below), by executing and delivering a counterpart signature page to, or other agreement satisfactory to the Company agreeing to be bound by, each of the Transaction Agreements; and (b) at a Closing to be completed on February 29, 2016, BCM Advisory Partners, LLC (“BAP”) and/or its designees reasonably acceptable to the Board of Directors of the Company shall purchase that number of Additional Shares equal to the number of Additional Shares that were not purchased, or are not on that date being purchased, by other Additional Purchasers.”

1

2.            Effect of Amendment. The parties acknowledge and agree that all of the terms, provisions, covenants and conditions of the Purchase Agreement shall hereafter continue in full force and effect in accordance with the terms thereof, except to the extent expressly modified, amended or revised herein; provided, however, that if any term or provision of this Amendment shall conflict with or otherwise be inconsistent with any term or provision of any of the Purchase Agreement, the terms and provisions of this Amendment shall prevail.

3.            Governing Law. This Amendment shall be governed by and construed under the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

4.            Counterparts. This Amendment may be executed (by facsimile) in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(Signature page follows.)

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

IMMUNOME, INC.

By:	/s/ Jane H. Hollingsworth
Name:	Jane H. Hollingsworth Title: Executive Chair and CEO

(Company Signature Page to Amendment to
Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the undersigned has caused this Amendment as of the date first above written.

Individuals Sign Below:

/s/ I. Wistar Morris
Signature

I. Wistar Morris
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Holder Signature Page to Amendment to
Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the undersigned has caused this Amendment as of the date first above written.

Individuals Sign Below:

/s/ David W. Freelove
Signature

David W. Freelove
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Holder Signature Page to Amendment to
Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the undersigned has caused this Amendment as of the date first above written.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

GENESIS ASSET OPPORTUNITY FUND LP
Name of Purchaser (please print)

By:	/s/ Jaime Hartman
Signature

Jaime Hartman, Portfolio Manager
(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Holder Signature Page to Amendment to
Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the undersigned has caused this Amendment as of the date first above written.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

G-TEN PARTNERS LLC
Name of Purchaser (please print)

By:	/s/ Jaime Hartman
Signature

Jaime Hartman, Managing Member
(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Holder Signature Page to Amendment to
Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the undersigned has caused this Amendment as of the date first above written.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

HUG FUNDING LLC
Name of Purchaser (please print)

By:	/s/ Jaime Hartman
Signature

Jaime Hartman, Managing Manager
(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Holder Signature Page to Amendment to
Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the undersigned has caused this Amendment as of the date first above written.

Individuals Sign Below:

/s/ Donald Zoltan
Signature

Donald Zoltan
Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Number of Shares:

Purchase Price:

Address and Facsimile:

*If joint purchasers, both must sign.

(Holder Signature Page to Amendment to
Series A Preferred Stock Purchase Agreement)

AMENDMENT TO
SERIES A PREFERRED STOCK PURCHASE AGREEMENT

THIS AMENDMENT (this “Amendment”) is entered into effective as of August 5, 2020 by and among Immunome, Inc. (the “Company”), a Delaware corporation, and the undersigned holders of the Company’s outstanding Series A Convertible Preferred Stock (the “Holders”). This Amendment amends the Series A Preferred Stock Purchase Agreement dated as of November 18, 2015 among the Company and the purchasers who are parties thereto, as amended (the “Purchase Agreement”). All capitalized terms used in this Amendment without definition shall have the respective meanings assigned to them in the Purchase Agreement.

Background:

The Company and the Holders wish to amend the Purchase Agreement as provided below. The Holders hold Shares sufficient to satisfy the foregoing requirement to amend the Purchase Agreement and, by virtue of the execution and delivery of this Amendment, the agreements in this Amendment will apply to and be binding upon the Company and all of the Purchasers.

NOW, THEREFORE, in consideration of the premises and covenants set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.            Amendment to Section 1.4 of Purchase Agreement.1. Section 1.4 of the Purchase Agreement is hereby amended and restated to provide in its entirety as follows:

1.4      Sale of Shares of Series A Preferred Stock at Milestone Closing.

(a)       Within 10 days after achievement of the Milestone Events (as defined below), the Company shall deliver to BAP and the Purchasers a written notice (the “Milestone Closing Notice”) that an additional Closing pursuant to this Section 1.4 (the “Milestone Closing”) will be consummated and specifying the date thereof, which shall be not less than 15 days and not more than 45 days following the date that the Milestone Closing Notice is delivered; provided, however, that the Company may delay the Milestone Closing to a date that is up to 135 days following the date that the Milestone Closing Notice is delivered if the Company determines that it would need to make any public disclosure not already made public by the Company prior to or in connection with any sale of securities in order to comply with applicable securities laws, rules and regulations. At the Milestone Closing, the Company shall sell, on the same terms and conditions as those contained in this Agreement, an aggregate of 2,333,333 additional shares of Series A Preferred Stock (the “Milestone Shares”), to one or more purchasers (“Milestone Purchasers”) at a purchase price per Milestone Share equal to the Purchase Price. The Milestone Shares will be allocated among the Milestone Purchasers as follows: (a) each existing Purchaser will have the right to purchase up to that portion of 1,666,666 Milestone Shares determined based upon each such Purchaser’s pro rata ownership of the Shares held by all Purchasers, with an oversubscription right for fully participating Purchasers; (b) BAP shall allocate any remaining Milestone Shares among any other purchaser(s); and (c) BAP and/or its designees will purchase 666,667 Milestone Shares plus any Milestone Shares that remain unallocated after the application of clauses (a) and (b). All share amounts in this paragraph are subject to appropriate adjustment in the event of any stock dividend, stock split, combination or similar recapitalization affecting such shares.

(b)       In the event that all outstanding shares of Series A Preferred Stock are converted into Common Stock prior to the occurrence of the Milestone Closing, then: (a) the Milestone Shares shall be shares of Common Stock instead of shares of Series A Preferred Stock and (b) the pro rata calculation of each Purchaser’s purchase right shall be determined based on such Purchaser’s pro rata ownership of the shares of Common Stock issued upon conversion of the Shares.

(c)       Each Milestone Purchaser who is not already a party thereto shall become a party to the Transaction Agreements, to the extent that such Transaction Agreements are then in effect, by executing and delivering a counterpart signature page to, or other agreement satisfactory to the Company agreeing to be bound by, each of the Transaction Agreements.

2.                  Amendment to Section 1.5(j). Section 1.5(j) shall be amended and restated in its entirety so as to provide as follows:

(j)        “Milestone Events” means: (i) receipt by the Company of positive safety and efficacy data in animal testing in respect of at least one of the Company’s lead product candidates; (ii) appointment of three new members of the Company’s Scientific Advisory Board, mutually agreed by the Board of Directors of the Company and BAP; and (iii) receipt by the Company of at least $10,000,000 in non-dilutive proceeds pursuant to a definitive agreement entered into between the Company and a strategic partner approved by the Board of Directors. It is hereby acknowledged that the Milestone Events in clauses (i) and (ii) have been satisfied.

3.            Amendment to Section 6.2. Section 6.2 shall be amended and restated in its entirety so as to provide as follows:

6.2      Successors and Assigns. This Agreement, and the rights and obligations of each Purchaser hereunder, may be assigned by such Purchaser only to (a) any Person to which Shares are transferred by such Purchaser, or (b) any Affiliate of such Purchaser, and, in each case, such transferee shall be deemed a “Purchaser” for purposes of this Agreement; provided, that (i) each such assignment of rights shall be contingent upon the transferee providing a written instrument to the Company notifying the Company of such transfer and assignment and agreeing in writing to be bound by the terms of this Agreement, and (ii) the Company shall not be required to recognize or effect any such assignment if it would violate applicable securities laws or would not be exempt from registration under the Securities Act of 1933, as amended, as determined by the Company. The Company may not assign its rights under this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Any attempted assignment in violation of this Section 6.2 is null and void.

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4.            Confirmation. It is hereby confirmed that the date by which Additional Closings may be completed was previously extended to April 12, 2016.

5.            Effect of Amendment.2. The parties acknowledge and agree that all of the terms, provisions, covenants and conditions of the Purchase Agreement shall hereafter continue in full force and effect in accordance with the terms thereof, except to the extent expressly modified, amended or revised herein; provided, however, that if any term or provision of this Amendment shall conflict with or otherwise be inconsistent with any term or provision of any of the Purchase Agreement, the terms and provisions of this Amendment shall prevail.

6.            Governing Law.3. This Amendment shall be governed by and construed under the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

7.            Counterparts.4. This Amendment may be executed (by facsimile) in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(Signature page follows.)

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

IMMUNOME, INC.

By:
	Name:	Purnanand Sarma
	Title:	CEO and President

(Company Signature Page to Amendment to
Series A Preferred Stock Purchase Agreement)

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the date first above written.

Individuals Sign Below:

Signature

Name

Signature (if more than one)*

Name (if more than one)*

Corporations, Trusts, Partnerships, Limited Liability Companies, Retirement Plans, Retirement Accounts or Other Entities Sign Below:

Name of Entity

By:
Signature

Name and Title of Signatory

*If joint holders, both must sign.

(Holder Signature Page to Amendment to
Series A Preferred Stock Purchase Agreement)